Exhibit 99.1
STOCK PURCHASE AGREEMENT
           THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of December 12, 2006, is made by and among Hythiam, Inc., a Delaware corporation with headquarters located at 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025 (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and collectively, the “Investors”).
          WHEREAS:
          The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration of securities afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.
          Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Common Stock, $0.0001 par value, of the Company (the “Common Stock”), set forth opposite such Investor’s name in column two (2) on the Schedule of Investors in Exhibit A (which aggregate amount for all Investors together shall be ___ shares of Common Stock and shall collectively be referred to herein as the “Common Shares”).
          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors, hereby agree as follows:
ARTICLE I
DEFINITIONS
          1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
          “Advice” has the meaning set forth in Section 6.6.
          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
          “Business Day” means any day other than Saturday, Sunday or federal holiday.
          “Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

          “Closing Date” means the date and time of the Closing and shall be three business days after the agreement date, 2006 (or such other date and time as is mutually agreed to by the Company and each Investor).
          “Company Counsel” means Greenberg Traurig, LLP, counsel to the Company.
          “Commission” means the Securities and Exchange Commission.
          “Common Shares” means an aggregate of                      shares of Common Stock, which are being issued and sold by the Company to the Investors at the Closing.
          “Common Stock” means the common stock of the Company, $0.0001 par value.
          “Damages Accrual Period” has the meaning set forth in Section 6.1(d).
          “Disclosure Materials” has the meaning set forth in Section 3.1(g).
          “Disposition” has the meaning set forth in Section 6.2(i).
          “Effective Date” means the date that the Registration Statement is first declared effective by the Commission.
          “Effectiveness Period” has the meaning set forth in Section 6.1(b).
          “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market.
          “Event” has the meaning set forth in Section 6.1(d).
          “Event Payments” has the meaning set forth in Section 6.1(d).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Excluded Investors” means UBS Securities LLC (“UBS”), William Blair & Company and their respective Affiliates.
          “Filing Date” means 30 days after the closing date which is three business days after the date of this Agreement.
          “Indemnified Party” has the meaning set forth in Section 6.5(c).
          “Indemnifying Party” has the meaning set forth in Section 6.5(c).
          “Intellectual Property Rights” has the meaning set forth in Section 3.1(t).
          “Investor Party” has the meaning set forth in Section 6.5(b).

          “Lien” means any mortgage, lien, charge, security interest, encumbrance, right of first refusal or other restriction.
          “Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees.
          “Material Adverse Effect” means (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, financial condition, results of operations or prospects of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) a material and adverse impairment of the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents.
          “Material Permits” has the meaning set forth in Section 3.1(v).
          “Options” means any rights, warrants or options to subscribe for or purchase Common Stock.
          “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.
          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Registrable Common Shares” means any Common Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
          “Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
          “Required Effectiveness Date” means the date that is 90 days after the Closing Date, provided however, that if the Commission advises the Company that it will not review the

Registration Statement the Required Effectiveness Date shall be the date that is 5 Trading Days after such notification.
          “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Reports” has the meaning set forth in Section 3.1(g).
          “Securities Act” means the Securities Act of 1933, as amended.
          “Shares” means shares of the Company’s Common Stock.
          “Short Sales” has the meaning set forth in Section 3.2(j).
          “Subsidiary” means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.
          “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the NASDAQ Global Market (or any successor thereto), or (c) if trading ceases to occur on the NASDAQ Global Market (or any successor thereto), any Business Day.
          “Trading Market” means the Nasdaq Global Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
          “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto and the Transfer Agent Instructions.
          “Transfer Agent” means American Stock Transfer & Trust Company or any successor transfer agent for the Company.
          “Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent
ARTICLE II
PURCHASE AND SALE
          2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares.” The Closing shall take place at the offices of Company Counsel.

          2.2 Closing Deliveries.
          (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:
                         (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Common Shares equal to the number of Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares,” registered in the name of such Investor, or irrevocable instructions to the Transfer Agent to immediately issue such certificates;
                         (ii) a legal opinion of Company Counsel, in agreed form, executed by such counsel and delivered to the Investors; and
                         (iii) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.
          (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):
          (a) Subsidiaries. The Company has no direct or material indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding membership interests or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.
          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws, operating agreement or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, reasonably be expected to have a Material Adverse Effect.
          (c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.
          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws, operating agreement or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, assuming the accuracy of the representations and warranties made by Investors, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.
          (e) Issuance of the Securities. The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive or similar rights of stockholders.
          (f) Capitalization. Except as set forth in Schedule 3.1(f), the aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock of the

Company is set forth in the SEC Reports. Except as disclosed in the SEC Reports or Schedule 3.1(f) hereto, the Company has not issued any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement of the Company providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in SEC Reports or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire (as determined pursuant to Rule 13d-3 under the Exchange Act), , by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.
          (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 24 months preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has made available to the Investors or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

          (h) Material Changes. Except as set forth in Schedule 3.1(h), since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors, or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.
          (i) Absence of Litigation. Except as disclosed in the Company’s SEC Reports, there is no action, suit, claim, or proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (j) Compliance. Neither the Company nor any Subsidiary, except in each case as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority.
          (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

          (l) Placement Agent’s Fees. Except as described in Schedule 3.1(l), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any such fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to agreements executed by or on behalf of such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of the type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.
          (m) Private Placement. Neither the Company nor, any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Common Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates, nor any Person acting on the Company’s behalf, has made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.
          (n) No Investment Company. The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (o) Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.
          (p) Registration Rights. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or waived.
          (q) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

          (r) Disclosure. Neither the Company nor any officers, directors or Affiliates, has provided any potential Investor (other than Excluded Investors or Investors who have executed a non-disclosure agreement or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Common Shares, as contemplated by this Agreement). The term “Excluded Investors” means the Placement Agents and their respective Affiliates. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company (other than Excluded Investors). All disclosures in the Disclosure Package are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.
          (s) Acknowledgment Regarding Investors’ Purchase of Common Shares. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Common Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
          (t) Patents and Trademarks. To the Company’s knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could not reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth in Schedule 3.1(t), neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or such Subsidiary violates or infringes upon the rights of any Person. To the Company’s knowledge, all such Intellectual Property Rights are enforceable and there is no material existing infringement by another Person of any of the Intellectual Property Rights.

          (u) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
          (v) Regulatory Permits. To the Company’s knowledge, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.
          (w) Transactions With Affiliates and Employees. Except as set forth in SEC Reports, none of the executive officers or directors and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers or directors or the grant of stock options, restricted stock or stock pursuant to the stock-based plans described in the SEC Reports in connection with such service) required to be disclosed under the Exchange Act, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.
          (x) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on the evaluation of its internal controls over financial reporting, the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.
          (y) Sarbanes-Oxley Act. The Company is in compliance with currently applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.
          (z) Taxes. Except as set forth on Schedule 3.1(z), the Company and its subsidiaries each (i) has filed all necessary federal, state and foreign income and franchise tax returns which are due, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company’s knowledge, proposed against it that would have a Material Adverse Effect.
          (aa) Transfer Taxes. To the Company’s knowledge, no documentary, stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Placement Agent or any Investor to the United States, or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Common Shares to or for the respective accounts of any Investor or the issuance, sale and delivery by the Company of the Common Shares to any Investor or the initial resales of the Common Shares by the Investors in the manner contemplated by this Agreement, the Registration Statement and the Prospectus.
          (bb) Dividends. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.
          (cc) FCPA. To the Company’s knowledge, neither the Company nor any of the Subsidiaries nor any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries has violated or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”), and the Company, the Subsidiaries and their respective affiliates have conducted their businesses in compliance with the Foreign Corrupt Practices Act.
          (dd) Health Care Regulations. The Company and the Subsidiaries have structured their respective businesses practices in a manner reasonably designed to comply with applicable rules, regulations and policies of the U.S. Food and Drug Administration and applicable federal and state laws regarding false or misleading advertising claims, physician ownership of (or financial relationship with), and referral to, entities providing healthcare-related goods or services, and requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provisions of healthcare-related goods or services, and the Company reasonably believes that it and the Subsidiaries are in compliance with such laws and regulations, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.
          (ff) Employee Matters. Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice (as defined in the National Labor Relations Act); except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, there has been no violation of any applicable federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any applicable provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.
          (gg) Environmental. To the Company’s knowledge, the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals , individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; except as set forth on Schedule 3.1(gg), there are no past or present events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is, to the Company’s knowledge, the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement or common law relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).
          (hh) Insolvency. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not, be Insolvent. For purposes of this Agreement, “Insolvent” means, with respect to any Person (A) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (B) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (C) such

Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
          (ii) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.
          (jj) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Reports under the Exchange Act and is not so disclosed and that would be reasonably likely to have a Material Adverse Effect.
          3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:
          (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with the requisite corporate, partnership or company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms.
          (b) No Public Sale or Distribution; Investment Intent. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and such Investor does not have a present intention nor a present arrangement to effect any distribution of the Common Shares to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to an effective registration statement or an exemption under the Securities Act and in compliance with applicable federal and state securities laws.
          (c) General Solicitation. Such Investor has not viewed or received, and is not purchasing the Common Shares as a result of, any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (d) Investor Status. At the time such Investor was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a member of the National Association of Securities Dealers, Inc. or the New York Stock Exchange.
          (e) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Common Shares and is able to afford a complete loss of such investment.
          (f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.
          (g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.
          (h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.
          (i) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the

Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares. Such Investor understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Common Shares, and that the Placement Agents make no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Placement Agents.
          (j) Trading in Common Stock. Since the date such Investor initially was contacted by the Placement Agents through the date of this Agreement, such Investor has not entered into any purchase or sale of the Common Stock or executed any Short Sales. For purposes of this Section, “Short Sales” means all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps (including on a total return basis) and sales. Such Investor covenants that neither it or any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Common Stock (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.
ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
          4.1 Transfer Restrictions.
          (a) The Investors covenant that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k) or in connection with a pledge as contemplated by Section 4.1(c) except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that (i) is an Affiliate of the Investor and (ii) it is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and further provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.
          (b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Common Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
Certificates evidencing Common Shares shall not be required to contain such legend or any other legend (i) upon the effectiveness of a Registration Statement under the Securities Act covering the resale of such Common Shares, or following any sale of such Common Shares pursuant thereto, (ii) following any sale of such Common Shares pursuant to Rule 144 (assuming the Investor is not an Affiliate of the Company), (iii) if such Common Shares are eligible for sale under Rule 144(k) (to the extent the Investor provides a certificate to that effect), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Common Shares, the Company will no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent of a legended certificate representing such Common Shares and an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.
          (c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Common Shares in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Common Shares and, if required under the terms of such agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Common Shares to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Common Shares or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Common Shares may reasonably request in connection with a pledge or transfer of the Common Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 7.1 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).
          4.2 Furnishing of Information. As long as any Investor owns Common Shares and is not eligible to dispose of such Common Shares pursuant to Rule 144(k) or pursuant to an effective registration statement, the Company will use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the reasonable request of any Investor, the Company shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. The Company further covenants that it will take such further action as any holder of Common Shares may reasonably request to satisfy the provisions of this Section 4.2.
          4.3 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Shares in a manner that would require the registration under the Securities Act of the sale of the Common Shares to the Investors or that would be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market.
          4.4 Reservation of Common Shares. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
          4.5 Securities Laws Disclosure; Publicity. By 9:00 a.m. (Eastern Time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (Eastern Time) on the Trading Day following the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement, the Company will file (a) a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents) and (b) the final prospectus to be used in connection with sales pursuant to such Registration Statement in accordance with Rule 424 under the Securities Act, and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.
          4.6 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing and trading of its Common Stock on the Nasdaq Global Market (or another nationally recognized Trading Market). The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Common Shares, and will take such other action as is necessary or desirable to cause all of the Common Shares to be listed on such other Trading Market as promptly as possible.
          4.7 Form S-3 Eligibility. The Company is currently eligible to register the resale of the Common Shares by the Investors on Form S-3 promulgated under the Securities Act, and the Company hereby covenants and agrees to use its reasonable best efforts to maintain its eligibility to use Form S-3 until the Registration Statement covering the resale of the Common Shares shall have been filed with, and declared effective by, the Commission.
          4.8 Lock-Up Period. In accordance with the Company’s insider trading policy, all officers and directors of the Company are prohibited from selling any shares of the Company’s Common Stock until after the filing of the Company’s annual report on Form 10-K on March 16, 2007
          4.9 Additional Issuances of Securities.
          (a) For purposes of this Section 4.9, the following definitions shall apply:
          (1) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.
          (2) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.
          (3) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
           (b) From the date hereof until the date (the “Trigger Date”) that is the later of (i) 90 days following the Closing Date and (ii) the earlier of (A) 30 days following the Effective Date, and (B) one year following the Closing Date the Company will not, (A) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any such disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any Common Stock, convertible debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents, in exchange for cash, cash equivalents or other readily available funds (any such disposition or announcement being referred to as a “Subsequent Placement”), or (B) file a registration statement in connection with or to effectuate a Subsequent Placement; each without the consent of a majority of the Investors.

          (c) From the Trigger Date until the date that is twelve (12) months following the Closing Date, the Company will not, directly or indirectly, effect any Subsequent Placement at a price per share of Common Stock or a conversion, exercise or exchange price, in each case, less than the closing price per share of Common Stock on the date of this Agreement (subject to adjustment for stock splits, stock dividends, combinations and other similar transactions), unless the Company shall have first complied with this Section 4.9(c):
     (1) The Company shall deliver to each Investor a written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (D) offer to issue and sell to or exchange with the Investors up to the aggregate principal amount of the Common Stock purchased hereunder, allocated among the Investors based on each Investor’s pro rata portion thereof (the “Basic Amount”).
     (2) To accept an Offer, in whole or in part, a Investor must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Investor’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Investor’s Basic Amount that such Investor elects to purchase (the “Notice of Acceptance”).
     (3) The Company shall have 30 days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not materially more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.
     (4) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.9(c)(3) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 4.9(c)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 4.9(c)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 4.9(c)(1) above.
     (5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.9(c)(4) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.
     (6) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 4.9(c)(3) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.
     (d) The restrictions contained in this Section 4.9 shall not apply: (1) in connection with (A) the Company’s 2003 Stock Incentive Plan, (B) any employee benefit plan approved by the Board of Directors of the Company, or (C) issuance of the Company’s securities to any employee, officer, director or consultant in exchange for services provided to the Company; (2) in connection with any merger or acquisition of any assets or securities of another business, corporation or entity by the Company, the primary purpose of which is not to raise equity capital, or (3) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Closing Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date.
          4.10 Designation as Underwriter. If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter:
          (a) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.
          (b) The Company shall make available for inspection by (i) any Investor, (ii) one legal counsel retained by the Investors and (iii) one firm of accountants or other agents retained by the Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector for purposes of such Registration

Statement, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each such Investor agrees and each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to an Investor ) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Subscriber) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.”
ARTICLE V
CONDITIONS
          5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Common Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;
          (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;
          (d) No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market; and

          (e) Company Deliverables. The Company shall have delivered the documents and instruments to be delivered by it in accordance with Section 2.2(a).
          5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
          (a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;
          (b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;
          (d) Investors Deliverables. Each Investor shall have delivered the Purchase Price payable by it in accordance with Section 2.2(b); and
          (e) Registration Statement Questionnaire. Each Investor shall have delivered to the Company a fully completed Selling Stockholder Questionnaire, the form of which is attached as Exhibit B-3 to this Agreement.
ARTICLE VI
REGISTRATION RIGHTS
          6.1 Shelf Registration.
          (a) As promptly as reasonably practicable, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of all Registrable Common Shares for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Common Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act and as consented to by the Investors) and shall contain (except if otherwise directed by the Investors or the Commission) the “Plan of Distribution” attached hereto as Exhibit C.
          (b) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Common Shares covered by such Registration Statement have been sold or may be sold publicly under Rule 144(k) (the “Effectiveness Period”).
          (c) The Company shall notify UBS, so that it may notify each Investor, in writing promptly (and in any event within three business days) after receiving notification from the Commission that the Registration Statement has been declared effective.
          (d) Commencing on (and including) any date on which an Event (as defined below) has begun and ending on (but excluding) the next date on which there is no Event (a “Damages Accrual Period”), the Company shall pay within five business days as complete relief for the damages suffered therefrom by the Investors (which remedy shall be exclusive of any other remedies available under this Agreement, at law or in equity), to each Investor an amount in cash, as liquidated damages and not as a penalty, accruing for each day in the Damages Accrual Period an amount equal to one percent (1.0%) of (i) the number of Common Shares held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Common Shares then held, divided by 30. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments”, provided however, that in no event shall the aggregate Event Payments exceed nine percent (9.0%) of the aggregate purchase price for all of Common Shares purchased pursuant to this Agreement. Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.
For such purposes, each of the following shall constitute an “Event”:
                         (i) the Registration Statement is not filed on or prior to the Filing Date; is not declared effective on or prior to the Required Effectiveness Date; or
                         (ii) the aggregate duration or number of suspension periods exceeds the number of days or number of times, as the case may be, permitted under Section 6.1(e).
          (e) Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of Common Shares pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time and (B) it is in the best interests of the Company (as determined by its Board of Directors) to defer proceeding with such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Common Shares pursuant to such Registration Statement until such Investor has received copies of a supplemented or amended Prospectus or until such Investor is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6.1(e) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6.1(e), the Company shall take all reasonably necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Common Shares pursuant to such effective Registration Statement.
          (f) The Company shall not, from the date hereof until after the filing of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities except on Form S-8 to register an equity incentive plan approved by the Company’s stockholders or on a Form S-1 or Form S-3 to cover a dividend reinvestment plan and direct stock purchase plan.
          6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to UBS to provide to the Investors for their review, copies of such documents. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Stockholder Questionnaire (as amended or supplemented).
          (b) (i) Subject to Section 6.1(e), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as Company reasonably deems necessary or appropriate to keep the Registration Statement continuously effective, as to the applicable Registrable Common Shares for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as Company reasonably deems necessary or appropriate in order to register for resale under the Securities Act all of the Registrable Common Shares; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) (i) Notify UBS, to enable UBS to notify each Investor, as promptly as reasonably possible, and (if requested by an Investor confirm such notice in writing no later than three Trading Days thereafter, of any of the following events: (A) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (B) the Commission comments in writing on any Registration Statement; (C) any Registration Statement or any post-effective amendment is declared effective; and (D) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; and (ii) notify each Investor, as promptly as reasonably possible, and (if requested by an Investor confirm such notice in writing no later than three Trading Days thereafter, of any of the following events: (A) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (B) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Common Shares for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (C) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Common Shares for sale in any jurisdiction, as soon as possible.
          (e) If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
          (f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Common Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
          (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application, if required, covering all of the Registrable Common Shares; (ii) take all reasonably steps necessary to cause such Registrable Common Shares to be approved for listing on each Trading Market as soon as practicable thereafter; (iii) provide to each Investor evidence of such listing; and (iv) maintain the listing of such Registrable Common Shares on each such Trading Market or another Eligible Market.
          (h) Prior to any public offering of Registrable Common Shares, use its reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Common Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Common Shares covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
          (i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Common Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Common Shares to be in such denominations and registered in such names as any such Investors may reasonably request.
          (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          6.3 Obligations of the Investors. In connection with the registration of the Registrable Common Shares, the Investors shall have the following obligations:
          (a) In connection with the registration of the Registrable Common Shares, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Common Shares of a particular Investor (or to make any payments or other damages to such Investor pursuant to Section 6.1 hereof) that such Investor shall furnish to the Company the Selling Stockholder Questionnaire set forth in Exhibit B-3 hereto within five (5) Trading Days of the Company’s written request.
          (b) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.1(e) hereof, such Investor will immediately discontinue disposition of Registrable Common Shares pursuant to the Registration Statement covering the Registrable Common Shares until such Investor’s receipt of the copies of supplemented or amended prospectus contemplated by Section 6.1(e) hereof and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver the Company a certificate of destruction) all copies in the Investor’s possession or under its control, of the Prospectus covering the Registrable Common Shares current at the time of the receipt of such notice.
          6.4 Registration Expenses. The Company shall pay all fees and expenses of the Company incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Common Shares), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.
          6.5 Indemnification
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person (each an “Investor Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based primarily upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved Exhibit C hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Investors promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
          (b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising primarily out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based primarily upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Common Shares giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 6.5(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.5(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Common Shares subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section 6.5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
          6.6 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it and sell only in accordance with the plan of distribution contained in the Prospectus in connection with sales of Registrable Common Shares pursuant to the Registration Statement. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(ii), such Investor will discontinue disposition of such Registrable Common Shares under the Registration Statement until such Investor’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing by the Company (the “Advice”) that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
          6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Common Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Common Shares such Investor requests to be registered.
ARTICLE VII
MISCELLANEOUS
          7.1 Indemnification of Investors. In addition to the indemnity provided in the Section 6.5(a), the Company will indemnify and hold each, Investor Party harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all Losses that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document.
          7.2 Termination. This Agreement may be terminated by the Company or any Investor (but only with respect to that Investor), by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
          7.3 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Common Shares.
          7.4 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
          7.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications, and any additional persons to be copied on such notices (for information purposes only), are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
          7.6 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding at least two-thirds of the Common Shares, provided that no such wavier or amendment shall act to the detriment of any Investor that does not agree to such wavier or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Common Shares to which such waiver or consent relates.
          7.7 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
          7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investors holding at least a majority of the Registrable Common Shares. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.” Notwithstanding anything to the contrary herein, Common Shares may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Common Shares.
          7.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Investor Party is an intended third party beneficiary of Section 6.5 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.
          7.10 Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without regard to the principles of conflicts of laws thereof. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
          7.11 Survival. The representations and warranties contained herein shall survive the deliver by the Company to the Investors of the Common Shares.
          7.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
          7.13 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          7.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to such Seller, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
          7.15 Replacement of Common Shares. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificates or instruments.
          7.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.
          7.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
          7.18 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

          7.19 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
          IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HYTHIAM, INC.
By:
Name:
Title:

Address for Notices:	With a copy to:
Hythiam, Inc.	Greenberg Traurig, LLP
11150 Santa Monica Boulevard, Suite 1500	2450 Colorado Avenue, Suite 400E
Los Angeles, California 90025	Santa Monica, California 90404

Facsimile No.: 310-444-5300	Facsimile: 310-586-0286
Telephone No.: 310-444-4300	Telephone: 310-586-7786
Attn: Chief Executive Officer	Attn: John C. Kirkland, Esq.

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Stock Purchase Agreement dated as of December 12, 2006 (the “Purchase Agreement”) by and among Hythiam, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:

Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Number of Shares:

Aggregate Purchase Price: $

Agreed to and accepted this
____ day of December, 2006

HYTHIAM, INC.

By:
Name:
Title:

     Exhibits:
A	Schedule of Investors

B	Instruction Sheet For Investors

C	Plan of Distribution

D	Company Transfer Agent Instructions

Exhibit A
SCHEDULE OF INVESTORS

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Exhibit B
INSTRUCTION SHEET FOR INVESTOR
A.	Complete the following items in the Stock Purchase Agreement:
1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit B-1 — Stock Certificate Questionnaire:

3.	Exhibit B-2 — Investor Certificate:
Provide the information requested by the Certificate for Corporate, Partnership, Trust, Foundation and Joint Investors, as applicable.
4.	Return, via facsimile, the signed Stock Purchase Agreement including the properly completed Exhibits B-1 and B-2, to:
Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Facsimile: 310-586-0286
Attn: John C. Kirkland, Esq.
5.	After completing instruction number four (4) above, deliver the original signed Stock Purchase Agreement including the properly completed Exhibits B-1 and B-2 to:
Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Attn: John C. Kirkland, Esq.
B.	Instructions regarding the transfer of funds for the purchase of Common Shares will be telecopied or emailed to the Investor by the Company before the Closing

C.	Five Trading Days after a request by the Company, provide the information requested by Exhibit B-3 — the Selling Stockholder Questionnaire. This will be used for the resale Registration Statement. Please send to:
Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Facsimile: 310-586-0286
Attn: John C. Kirkland, Esq.

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D.	Upon the resale of any Common Shares by the Investor after the Registration Statement covering any Common Shares becomes effective, as described in the Stock Purchase Agreement, the Investor:
(i)	Must, if applicable, deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Investor’s request); and

(ii)	must deliver its certificate of such Common Shares to the Company’s transfer agent along with appropriate instructions so that the Common Shares may be properly transferred.

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Exhibit B-1
HYTHIAM, INC.
STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor in the Common Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

5. In addition, each Investor will be required to complete either a Form W-9 (U.S taxpayers) or a Form W-8BEN (non-U.S. taxpayers).

Exhibit B-2
HYTHIAM, INC.
CERTIFICATE FOR CORPORATE, PARTNERSHIP,
TRUST, FOUNDATION AND JOINT INVESTORS
     If the Investor is a corporation, partnership, trust, pension plan, foundation or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.
CERTIFICATE
     The undersigned certifies that the representations and responses below are true and accurate:
     (a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Stock Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.
     (b) Indicate the form of entity of the undersigned:
          ___      Limited Partnership
          ___      General Partnership
          ___      Corporation
          ___     Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)
          ___      Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)
          ___     Other form of organization (indicate form of organization (

).

     (c) Indicate the approximate date the undersigned entity was formed:                                                                                                                  .

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     (d) In order for the Company to offer and sell the Common Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

____	1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

____	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

____	3. An insurance company as defined in Section 2(13) of the Securities Act;

____	4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____	5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____	6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

____	7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

____	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____	9. An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000;

____	10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

____	11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

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(Continue on a separate piece of paper, if necessary.)
     (e) Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state and (ii) state(s), if any, in which you are incorporated or otherwise organized.

Dated:	, 2006

Name of Investor

Signature and title of authorized officer, partner or trustee

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Exhibit B-3
(to be provided 5 Trading Days after request by Company)
HYTHIAM, INC.
SELLING STOCKHOLDER QUESTIONNAIRE
     In connection with the Registration Statement, please provide us with the following information regarding the Investor.
     1. Please state your organization’s name exactly as it should appear in the Registration Statement:
     2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?
     ___     Yes           ___      No
     If yes, please indicate the nature of any such relationship below:

     3. Are you the beneficial owner of any other securities of the Company?
     ___     Yes           ___     No
     If yes, please describe the nature and amount of such ownership.

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     4. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?
     ___     Yes           ___     No
     If yes, please describe the nature and amount of such arrangements.

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Exhibit C
PLAN OF DISTRIBUTION
     The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.
     In connection with sales of the Shares or otherwise, the Selling Stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging in positions they assume. The Selling Stockholders may also sell Shares short and deliver Shares covered by a prospectus filed as part of a Registration Statement to close out short positions and to return borrowed shares in connection with such short sales. The Selling Stockholders may also loan or pledge Shares to broker-dealers that in turn may sell such Shares.
     Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser)

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in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.
     The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
     Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.
     The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.
     The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and

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regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.
     The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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Exhibit D
COMPANY TRANSFER AGENT INSTRUCTIONS
American Stock Transfer & Trust Company
6501 15th Avenue, 2nd Floor
Brooklyn, New York 11219
Attention: Ladies and Gentlemen:
     Reference is made to that certain Stock Purchase Agreement, dated as of December ___, 2006 (the “Agreement”), by and among Hythiam, Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, $0.0001 par value (the “Common Stock”).
     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue certificates for shares of Common Stock upon transfer or resale of the Common Shares.
     You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) sales of the Common Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Investor that a transfer of Common Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (c), you shall issue the certificates representing the Common Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction.
     A form of written confirmation (to be used in connection with any sale) from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares has been declared effective by the Commission under the Securities Act will be supplied to you.
     Please be advised that the Investors are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Investor is a third party beneficiary to these instructions.

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     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact the undersigned at 310-444-4300.

Very truly yours, HYTHIAM, INC.
By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this ___day of ___, 2006

AMERICAN STOCK TRANSFER & TRUST COMPANY
By:
Name:
Title:

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Schedule 3.1(a)
SUBSIDIARIES

Name	Jurisdiction of Incorporation
Hythiam International (Cayman) Ltd.	Cayman Islands
Hythiam International Sarl	Switzerland
Quit System Sarl	Switzerland
Hythiam Switzerland Sarl	Switzerland
Quit System Italy Srl	Italy
Quit Systems Spain Trading Sl	Spain

Schedule 3.1(f)
CAPITALIZATION
Authorized Capital Stock

Preferred Stock:	50,000,000 shares
Common Stock:	200,000,000 shares
Capital Stock Issued and Outstanding

Preferred Stock:	no shares
Common Stock:	40,333,725 shares as of November 7, 2006

Schedule 3.1(h)
MATERIAL CHANGES
None.

Schedule 3.1(l)
FEES
Fees payable to UBS Securities LLC AND William Blair & Company as placement agents.

Schedule 3.1(p)
REGISTRATION RIGHTS
Standard “piggyback” registration rights granted to consultants of the Company for an aggregate of 70,100 shares of Common Stock, consisting of:
     35,100 outstanding shares of Common Stock, and
     35,000 shares of Common Stock issuable upon the exercise of warrants.

Schedule 3.1(t)
INTELLECTUAL PROPERTY RIGHT INFRINGEMENT NOTICES
None.

Schedule 3.1 (z)
TAXES
None.